The Sentinel Funds

Supplement dated June 6, 2014

to the Conservative Strategies Fund Summary Prospectus dated April 11, 2014

Changes to Certain Non-Fundamental Investment Policies

On or about July 1, 2014 (the “Effective Date”), subject to the effectiveness of an amendment to the Sentinel Group Funds, Inc. registration statement, certain non-fundamental investment policies of the Sentinel Conservative Strategies Fund (the “Fund”) will be modified to permit the Fund to invest without limitation in debt instruments, as discussed further below.  On the Effective Date, the principal investment strategies of the Fund will be modified to reflect the change in investment policies as well as certain other changes, including investments in a wider variety of income-producing securities.

On the Effective Date, the name of the Fund will be changed to the Sentinel Multi-Asset Income Fund.

The Fund’s Board of Directors has approved these changes to allow the Fund’s portfolio manager greater flexibility in managing the Fund.  No shareholder approval is required to effect these changes.

Changes to the Fund’s non-fundamental investment policies with respect to investments in debt instruments are outlined below.

Conservative Strategies Fund (prior to the Effective Date)	Multi-Asset Income Fund (on and after the Effective Date)

Debt Instruments:

•      May invest up to 70% of its total assets in U.S. and non-U.S. sovereign government debt and U.S. and non-U.S. dollar denominated investment-grade corporate bonds

•      May invest up to 70% of its total assets in U.S. dollar and non-U.S. dollar denominated bonds rated below investment grade

Debt Instruments: • May invest up to 100% of its total assets in debt instruments, including 100% in high-yield (below investment-grade) bonds

The Fund’s other non-fundamental investment policies, including those regarding investments in equity securities and derivatives, will remain unchanged.

Implementation of the modified investment strategies will likely result in a portfolio turnover rate higher than the Fund’s historical average during the time immediately following the Effective Date until the time when the portfolio manager has transitioned the Fund’s holdings to consist of securities that are consistent with the Fund’s modified investment strategies.  The portfolio turnover during this interim period may increase the Fund’s costs and reduce the Fund’s performance, and may increase the amount of capital gains recognized by the Fund and result in greater taxable income for shareholders.